SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           Filed by the Registrant [X]

                 Filed by a party other than the Registrant [ ]

Check the appropriate box:

[X]        Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]        Definitive Proxy Statement

[ ]        Definitive Additional Materials

[ ]        Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                            ROANOKE TECHNOLOGY CORP.
                (Name of Registrant as Specified in Its Charter)
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(I)(1) and 0-11

           1) Title of each class of securities to which transaction applies:

           2) Aggregate number of securities to which transaction applies:

           3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

           4)         Proposed maximum aggregate value of transaction:

           5)         Total fee paid:

[ ]        Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           2) Form, Schedule or Registration Statement No.:

           3) Filing Party:

           4) Date Filed:
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                            ROANOKE TECHNOLOGY CORP.
                                539 Becker Drive
                      Roanoke Rapids, North Carolina 27870
                                 (252) 537-9222

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2003

Notice is hereby given that the Special Meeting of Shareholders of Roanoke Technology Corp, a Florida corporation (the "Company"), will be held at 4:00 p.m. Eastern Standard Time on Tuesday, May 27, 2003, at 539 Becker Drive, Roanoke Rapids, North Carolina 27870 for the following purposes:

     1. Amend the Articles of Incorporation of the Company to increase the authorized shares of Common Stock of the Company from 150,000,000 shares to 350,000,000 shares.

The Board of Directors has fixed the close of business on May 7, 2003 as the record date for determining the shareholders entitled to notice of, and to vote at, the meeting or any adjournment thereof.

It is important that all shareholders be represented at the Special Meeting. We urge you to sign and return the enclosed Proxy as promptly as possible, whether or not you plan to attend the meeting. The Proxy should be returned in the enclosed postage prepaid envelope. If you do attend the Special Meeting, you may then withdraw your Proxy. The Proxy may be revoked at any time prior to its exercise.


                       By Order of the Board of Directors,

                               DAVID L. SMITH, JR.
                       President, Chief Executive Officer
                           and Chief Financial Officer


Roanoke Rapids, North Carolina
April 23, 2003

                            ROANOKE TECHNOLOGY CORP.
                                539 Becker Drive
                      Roanoke Rapids, North Carolina 27870
                                 (252) 537-9222

                                 PROXY STATEMENT
                                 APRIL 23, 2003

                         SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 27, 2003

                               GENERAL INFORMATION

This Proxy Statement is furnished by the Board of Directors (the "Board of Directors") of Roanoke Technology Corp., a Florida corporation (the "Company"), to the shareholders of the Company in connection with a solicitation of proxies for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at 4:00 p.m. Eastern Standard Time on Tuesday, May 27, 2003 at 539 Becker Drive, Roanoke Rapids, North Carolina 27870 and at any and all adjournments thereof. This Proxy Statement and the accompanying materials are first being mailed to shareholders on or about May 7, 2003. The Company's principal executive office is located at 539 Becker Drive, Roanoke Rapids, North Carolina 27870.

You may revoke the proxy at any time prior to its use by delivering a written notice to the Secretary of the Company, by executing a later-dated proxy or by attending the meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the meeting in accordance with the specifications made by you thereon, or, in the absence of such specifications for, the election of directors nominated herein for one year.

Holders of record of shares of Common Stock, par value $.0001 per share, ("Common Stock") of the Company at the close of business on May 5, 2003, will be entitled to one vote per share. The Common Stock will be voted together as one class. On April 23, 2003, there are approximately 149,994,835 outstanding shares of Common Stock of the Company. Other than the Common Stock, there are no other voting securities outstanding.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the outstanding shares of Common Stock by persons known by the Company to beneficially own more than 5% of the outstanding shares of Common Stock, by each director and officer, by nominees for directors of the Company, and by all directors and executive officers of the Company as a group:

NAMES AND ADDRESS OF
DIRECTORS, OFFICERS, AND                  NUMBER OF             PERCENT
5% SHAREHOLDERS                           SHARES OWNED          OF CLASS
---------------                           ------------          --------

David L. Smith, Jr
President, Chief Executive                18,513,268            12.34%
Officer and Director
539 Becker Drive
Roanoke Rapids, North Carolina 27870

Russell J. Jones
Secretary and Director                     2,000,142             1.33%
539 Becker Drive
Roanoke Rapids, North Carolina 27870

Barry Clark                               14,000,000
                                                                 9.33%
300 Carlsbad Village Drive
Carlbad, California 92008

Cede & Co.                                92,694,064
                                                                61.80%
PO Box 222
Bowling Green Station, New York 10274

All officers and directors                20,513,410            13.67%
as a group (2 persons)



             AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION TO
            INCREASE THE AUTHORIZED NUMBER OF SHARES OF COMMON STOCK

         The Company's Articles of Incorporation, as amended (the "Articles of Incorporation") authorizes the issuance of 150,000,000 shares of Common Stock, $.0001 par value, and no shares of Preferred Stock. On April 23, 2003, the Board of Directors approved an amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 350,000,000.

         The general purpose and effect of the amendment to the Company's Articles of Incorporation is to authorize 200,000,000 additional shares of Common Stock. The Board of Directors believes that it is prudent to have the additional shares of Common Stock available for general corporate purposes, including acquisitions, equity financings, stock dividends, stock splits or other recapitalizations, and grants of stock options. If the Board of Directors deems it to be in the best interests of the Company and the stockholders to issue additional shares of Common Stock in the future from authorized shares, the Board of Directors generally will not seek further authorization by vote of the Stockholders, unless such authorization is otherwise required by law or regulations.

         The increase in the authorized number of shares of Common Stock could have an anti-takeover effect. If the Company's Board of Directors desires to issue additional shares in the future, such issuance could dilute the voting power of a person seeking control of the Company, thereby deterring or rendering more difficult a merger, tender offer, proxy contest or an extraordinary corporate transaction opposed by the Company.

                            ROANOKE TECHNOLOGY CORP.

                         Special Meeting of Shareholders

                                  May 27, 2003
                                4:00 p.m. E.S.T.

                              You May Vote by Mail
                       (see instructions on reverse side)

                             YOUR VOTE IS IMPORTANT

                                      PROXY

                            ROANOKE TECHNOLOGY CORP.

This Proxy is Solicited on Behalf of the Board of Directors.

David L. Smith, Jr. with the power of substitution, is hereby authorized to represent the undersigned at the Special Meeting of Shareholders of Roanoke Technology Corp. to be held in Roanoke Rapids, North Carolina, on Tuesday, May 27, 2003, at 4:00 p.m., Eastern Standard Time, and to vote the number of shares which the undersigned would be entitled to vote if personally present on the matters listed on the reverse side hereof and in their discretion upon such other business as may properly come before the Special Meeting and any and all adjournments thereof, all as set out in the Notice and Proxy Statement relating to the meeting, receipt of which is hereby acknowledged.

       TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS, SIGN AND DATE THIS CARD IN THE SPACES ON THE REVERSE SIDE; NO BOXES NEED TO BE CHECKED.

[SEE REVERSE]    CONTINUED AND TO BE SIGNED ON REVERSE SIDE      [SEE REVERSE]
[    SIDE   ]                                                    [    SIDE   ]

















                                   DETACH HERE

[ X ] Please mark votes as in this sample.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE AMENDMENT TO THE ARTICLES OF INCORPORATION. THIS PROXY WILL BE VOTED AS YOU DIRECT: IN THE ABSENCE OF SUCH DIRECTION, IT WILL BE VOTED "FOR" THIS MATTER.

    AMENDMENT TO ATTICLES OF INCORPORATION:

FOR AMENDMENT [   ]             AGAINST AMENDMENT [   ]



MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT     [   ]


PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Please sign your name as it appears hereon. Joint owners should each sign. Executors, administrators, trustees, etc., should give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature:__________________________________ Date: ________________________

Signature:__________________________________ Date: ________________________